United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2011

S&T Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-12508	25-1434426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA		15701
(Address of Principal Executive Offices)		Zip Code

Registrant’s telephone number, including area code (800) 325-2265

Former name or address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))P

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. – Other Events

On December 7, 2011, S&T Bancorp, Inc. issued a press release announcing it has completed the full repurchase of the $108.7 million of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued to the U.S. Department of the Treasury in January 2009 under the Troubled Asset Relief Program’s Capital Purchase Program, as well as payment of $0.3 million of related dividends.

A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. – Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated December 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.

December 7, 2011	/s/ Mark Kochvar
Mark Kochvar
Senior Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Press Release, dated December 7, 2011.